SPECIAL WARRANTY DEED


STATE  OF  FLORIDA  '
                    '    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BROWARD   '

     JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a California limited partnership, and JOHNSTOWN/CONSOLIDATED INCOME PARTNERS/2, a California limited partnership (hereinafter collectively called AGrantor@), for and in consideration of the sum of TEN AND No/100 ($10.00) and other good and valuable consideration in hand paid by SHURGARD STORAGE CENTERS, INC., a Delaware corporation (hereinafter called AGrantee@), whose mailing address is 1201 Third Avenue, Suite 2200, Seattle Washington 98101, the receipt and sufficiency of which are hereby acknowledged, have GRANTED, SOLD AND CONVEYED and by these presents do GRANT, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Broward County, Florida, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with Grantor's rights and interests in all improvements, structures and fixtures located thereon and all rights, titles and interests of Grantor appurtenant thereto (all of the above-described properties being hereinafter collectively referred to as the AProperty@). This conveyance is made and accepted subject to (a) general real estate taxes on the Property for the current year which Grantee assumes and agrees to pay, (b) zoning laws and regulations and ordinances of municipal and other governmental authorities, if any, affecting the Property, and (c) the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (all of the foregoing being hereinafter collectively referred to as the APermitted Exceptions@).

     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

     GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTEE ACCEPTS THE PROPERTY, AND ACKNOWLEDGES THAT THE CONVEYANCE OF THE PROPERTY TO GRANTEE IS MADE BY GRANTOR, ON AN AAS IS, WHERE IS, AND WITH ALL FAULTS@ BASIS. GRANTEE EXPRESSLY ACKNOWLEDGES THAT EXCEPT AS OTHERWISE PROVIDED IN THAT CERTAIN AGREEMENT FOR PURCHASE AND SALE OF EXISTING FACILITIES, BETWEEN GRANTOR AND GRANTEE, AND EXCEPT FOR ANY WARRANTY OF TITLE CONTAINED IN THIS SPECIAL WARRANTY DEED, GRANTOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY.

     Current ad valorem taxes on the Property having been prorated, Grantee hereby assumes the payment thereof.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor to be
effective for all purposes as of the   8th  day of May, 1997.

                    GRANTOR:

                    JOHNSTOWN/CONSOLIDATED INCOME PARTNERS,
                    a California limited partnership

                    By:  ConCap Equities, Inc., its General Partner

                         By: /s/ William H. Jarrard, Jr.
                             Its: President

                    JOHNSTOWN/CONSOLIDATED INCOME PARTNERS/2, a California limited partnership

                    By:  ConCap Equities, Inc., its General Partner

                         By: /s/ William H. Jarrard, Jr.
                             Its: President

STATE OF SOUTH CAROLINA       '
                              '
COUNTY OF Greenville          '

     BEFORE ME the undersigned authority on this   8th  day of May, 1997,
personally appeared William H. Jarrard, Jr., President of CONCAP EQUITIES, INC., a Delaware corporation, acting for and on behalf of said corporation in its capacities as General Partner of JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a California limited partnership, and JOHNSTOWN/CONSOLIDATED INCOME PARTNERS/2, a California limited partnership, as the act and deed of said partnerships.



                         Antoinette M. Wolf
                         Notary Public, State of South Carolina

My Commission Expires:
         2/25/04                        Antoinette M. Wolf
                                        Printed Name of Notary Public



GRANTEES ADDRESS:

1201 Third Avenue, Suite 2200
Seattle, Washington 98101

                                  EXHIBIT A

                             PROPERTY DESCRIPTION


                  [Attach legal description of the Property]


                                  EXHIBIT B

                             PERMITTED EXCEPTIONS


1. Taxes for the current year and taxes or assessments which are not shown as existing liens by the public records or which may be levied or assessed subsequent to the date hereof.

2. Restrictions, covenants, conditions and easements as contained on the Plat of City of Lauderhill Section One, recorded in Plat Book 81, page 4, of the Public Records of Broward County, Florida.

3. Reservations of an undivided three-fourth (3/4ths) interest in phosphate, minerals and metals together with an undivided one-half (1/2) interest in petroleum as contained in that certain Deed from the State Board of Education of the State of Florida, recorded September 28, 1944, in Deed Book 457, page 216; as affected by the terms contained in that certain Corrective Quit-Claim Deed recorded December 30, 1974 in O.R. Book 6059, page 441, and in those certain Quit-Claim Deeds recorded December 13, 1985, in O.R. Book 13037, page 653, and O.R. Book 13037, page 654.

4. Restrictions, covenants and conditions as contained in the instrument recorded October 1, 1969, in O.R. Book 4037, page 435, together with the Modifications, as recorded in O.R. Book 5138, page 525 and O.R. Book 5245, page 94, all of the Public Records of Broward County, Florida.

5. Developer's Agreement recorded in O.R. Book 6980, page 215, as affected by that certain instrument recorded in O.R. Book 7152, page 682, of the Public Records of Broward County, Florida.

6. Restrictions, covenants and conditions as contained in the Declaration of Protective Covenants recorded February 21, 1986 in O.R. Book 13200, page 651, of the Public Records of Broward County, Florida.

7.   The nature, extent, or existence of riparian rights.

8. Rights of tenants occupying all or part of the premises under unrecorded leases or rental agreements.